UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

SEALY INDUSTRIAL PARTNERS IV, LP

(Exact name of Registrant as Specified in Its Charter)

Georgia	000-56738	88-1030040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Texas Street, Suite 1050
Shreveport, Louisiana		71101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (318) 222-8700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2025, the appointment of James Gilligan as Chief Financial Officer of Sealy & Company, LLC (“Sealy”), the sponsor of Sealy Industrial Partners IV, LP (the “Partnership”), became effective. Mr. Gilligan succeeds James R. Cook, Jr., Sealy's Chief Financial Officer since 2001, whose previously announced retirement from Sealy will become effective on June 30, 2025. Mr. Gilligan, age 46, joined Sealy in April 2025 for the purpose of succeeding Mr. Cook upon his retirement and will serve the function of principal financial officer of the Partnership. Prior to joining Sealy, Mr. Gilligan served as the Chief Financial Officer and Treasurer of Farmland Partners Inc. (NYSE: FPI), a publicly traded real estate investment trust that invests in farmland, from 2021 to 2024. From 2013 to 2021, Mr. Gilligan held a variety of roles, including Chief Financial Officer and Chief Compliance Officer, with Equity International, a private equity firm founded by Sam Zell that invests in real estate operating companies. From 2004 to 2012, Mr. Gilligan served as an investment professional for Equity Group Investments, the Chicago-based private investment firm founded and led by Sam Zell, where he focused on a wide variety of domestic and international investments in credit, private equity, and public equities. From 2002 to 2004, Mr. Gilligan was an analyst at Merrill Lynch. Mr. Gilligan received his B.S. in Mechanical Engineering and his MBA from Washington University in St. Louis.

The Partnership is externally managed by Sealy and its affiliates and does not currently have any employees. Sealy’s executives are officers and/or employees of, or hold an ownership interest in, Sealy and/or its affiliates and are compensated by those entities, in part, for their services to the Partnership and its subsidiaries. Therefore, Mr. Gilligan will not be compensated directly by the Partnership for services he performs on behalf of the Partnership and its subsidiaries.

A copy of the press release announcing the appointment of Mr. Gilligan as Chief Financial Officer of Sealy is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sealy Industrial Partners IV, LP

		By:	Sealy Industrial Partners IV GP, LLC, its general partner

Date:	June 20, 2025	By:	/s/ Mark P. Sealy
Name: Mark P. Sealy Manager